EXHIBIT 23.2

                       GRANT-SCHWARTZ ASSOCIATES, CPA'S
                           40 Southeast 5th Street
                                  Suite 500
                             Boca Raton, FL 33432

      INDEPENDENT AUDITORS' CONSENT

      We consent to the incorporation by reference in this Registration Statement of Medical Industries of America, Inc. on Form S-8 of our report dated March 10, 1997, appearing in the Annual Report on Form 10-KSB of Medical Industries of America, Inc. for the year ended December 31, 1996.

      /s/ GRANT-SCHWARTZ ASSOCIATES, CPA'S

      Boca Raton,  Florida
      November 5, 1997